UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2023
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 20, 2023, the Executive Compensation Committee of Meritage Homes Corporation approved an increase in certain components of compensation for Phillippe Lord, Chief Executive Officer, Hilla Sferruzza, Executive Vice President and Chief Financial Officer, Clinton Szubinski, Executive Vice President and Chief Operating Officer, Malissia Clinton, Executive Vice President and General Counsel, and Javier Feliciano, Executive Vice President and Chief People Officer, as allowed by each of their respective employment agreements.

Following is a description of the changes in compensation for each executive. The descriptions contained in this Form 8-K are qualified in their entirety by the terms of the actual notices filed herewith as exhibits to this Form 8-K and incorporated by reference herein.

Performance-Based Compensation

The target annual cash incentive bonus for Ms. Sferruzza increased to $1,268,750 and for Mr. Szubinski increased to $1,625,000. The target value of performance-based equity compensation (non-cash) for each of Messrs. Lord and Feliciano and Ms. Clinton increased to the amounts noted below.

Executive Officer	Revised Annual Target (non-cash) Equity Incentive Compensation
Phillippe Lord	$2,025,000
Javier Feliciano	$322,500
Malissia Clinton	$412,000

The value of time-based equity compensation for each of Messrs. Lord and Feliciano and Ms. Clinton will increase to mirror the adjusted target value of performance-based equity compensation noted above.

In addition, for all named executive officers noted in this Form 8-K, the maximum level of achievement above which performance-based awards will be paid out will increase from 150% to 200% for shares granted in 2023 (to vest in 2026) and the maximum level of achievement above which the target annual cash incentive bonus will be paid will increase from 200% to 250% for the 2023 annual cash incentive bonus (to be paid in 2024).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
10.1	Phillippe Lord - Notice of Approved 2023 Compensation
10.2	Hilla Sferruzza - Notice of Approved 2023 Compensation
10.3	Clint Szubinski - Notice of Approved 2023 Compensation
10.4	Javier Feliciano - Notice of Approved 2023 Compensation
10.5	Malissia Clinton - Notice of Approved 2023 Compensation
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 23, 2023

MERITAGE HOMES CORPORATION

/s/	JAVIER FELICIANO
By:	Javier Feliciano
Executive Vice President and Chief People Officer